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                               AMENDMENT NUMBER ONE TO
                             LOAN AND SECURITY AGREEMENT

                                    BY AND BETWEEN

                     COMMUNICATION TELESYSTEMS INTERNATIONAL DBA
                             WORLDxCHANGE COMMUNICATIONS
                                         -

                               WXL COMMUNICATIONS, LTD.

                                   CTS TELCOM, INC.

                                         AND

                             FOOTHILL CAPITAL CORPORATION


                            DATED AS OF DECEMBER 31, 1997


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                               AMENDMENT NUMBER ONE TO
                             LOAN AND SECURITY AGREEMENT
                             ---------------------------

       THIS AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is entered into as of December 31, 1997, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and COMMUNICATION TELESYSTEMS INTERNATIONAL, dba WORLDxCHANGE Communications, a California corporation ("WXCC"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131, WXL COMMUNICATIONS, LTD., a Canadian corporation ("WXLC"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131, and CTS TELCOM, INC., a Florida corporation ("CTST"), with its chief executive office located at 9999 Willow Creek Road, San Diego, California 92131 (WXCC, WXLC, and CTST, and each of them, and any one or more of them, jointly and severally, individually and collectively, "Borrower").

This Amendment is entered into with reference to the following facts:

       A. Foothill, as lender, and Borrower heretofore entered into that certain Loan and Security Agreement, dated as of March 11, 1997, (herein the "Agreement");

       B. On October 17, 1997 Borrower requested Foothill's extension of an Overadvance to Borrower in excess of the amount otherwise available under the terms and conditions of the Agreements in the amount of up to $3,150,000 (the "Requested Overadvance"), and Foothill extended the Requested Overadvance to Borrower on that date;

       C. Borrower has requested Foothill to amend the Agreement as set forth in this Amendment, (i) to change the address of Borrower's chief executive office to the address contained in the first paragraph hereof, and (ii) increase the Maximum Amount available thereunder from the existing amount of $25,000,000 to the new amount of $30,000,000 (the "Line Increase"), (iii) provide for the incorporation of the Requested Overadvance as an Advance under the secured credit facilities extended to Borrower under the Agreement, (iv) provide for the reduction of the Requested Overadvance, and (v) change certain pricing under the Agreement;

       D. Foothill is willing to (i) so amend the Agreement in accordance with the terms and conditions hereof and (ii) to consent to the extension and reduction

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              of the Requested Overadvance as an Advance under the secured credit facilities extended to Borrower under the Agreement; and

       E. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

              NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

              1.     AMENDMENTS TO THE AGREEMENT.

                     a. The reference to Borrower's chief executive office contained in the initial paragraph to the Agreement, all subsequent references to Borrower's chief executive office or to Borrower's address contained in the Agreement, and any reference to Borrower's chief executive office or to Borrower's address contained in any other Loan Document are hereby deleted and replaced in their entirety with the following address:

       9999 Willow Creek Road, San Diego, California 92131

                     b. SECTION 1.1 of the Agreement is hereby amended by adding the following definitions in alphabetical order:

                     "FIRST AMENDMENT" means that certain Amendment Number One to Loan and Security Agreement, dated as of December 31, 1997, between Foothill and Borrower.

                     "GUARANTY REAFFIRMATION AND CONSENTS" means those certain guaranty reaffirmations and consents, dated as of December 31, 1997, between Foothill and the Guarantors.

                     "PERMITTED OVERADVANCE AMOUNT" means: (a) prior to November 28, 1997, $2,500,000; (b) from November 28, 1997 through December 11,
       1997, $2,000,000; (c) from December 12, 1997 through December 25, 1997,
       $1,750,000; (d) from December 26, 1997 through January 8, 1998, $1,000,000; and (e) from and after January 9, 1998, zero dollars; PROVIDED, HOWEVER, that, at any time prior to the date of any mandatory reduction in the Permitted Overadvance Amount as set forth above, Borrower may prepay all or part of the outstanding amount of any Overadvance and request a reduction in the Permitted Overadvance Amount in minimum increments of $50,000 without penalty.

                     c.     The following definitions contained in SECTION
1.1 of the Agreement hereby are deleted in their entirety and the following are hereby substituted in lieu thereof:

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                     "AVERAGE UNUSED PORTION OF FACILITY" means, as of the
       first day of any month: (a) If such day occurs on or prior to December 1, 1997, the non-negative amount equal to (i) $20,000,000, MINUS (ii) the average Daily Balance of Advances that were outstanding during the immediately preceding month; and (b) if such day occurs after December 1, 1997, the non-negative amount equal to (i) the then Maximum Amount (giving effect to any increases thereof elected by Borrower, if any, that have become effective before, or that become effective on, such day), MINUS (ii) the average Daily Balance of Advances that were outstanding during the immediately preceding month; PROVIDED, that, with respect to any day that is the first day of a month and which day occurs after December 1, 1997, if the Maximum Amount changed during the immediately preceding month effective on any day or days other than the first day of such preceding month, then the calculation of the Average Unused Portion of Facility as of such first day of the succeeding month with respect to such immediately preceding month shall be performed on a weighted basis giving effect to all such changes that occurred during the immediately preceding month (for example, by way of illustration and not by way of limitation, if the Maximum Amount were to be increased effective on April 11, 1998, from $25,000,000 to $30,000,000, then the calculation of the Average Unused Portion of Facility for April, 1998, would be 10/30 of the amount that would be calculated under clause (b) above using $25,000,000 as the Maximum Amount (except that the average Daily Balance of Advances for purposes of such calculation would be for the first ten days of April rather than for the entire month), PLUS 20/30 of the amount that would be calculated under clause (b) above using $30,000,000 as the Maximum Amount (except that the average Daily Balance of Advances for purposes of such calculation would be for the last twenty days of April rather than for the entire month).

                     "LOAN DOCUMENTS" means this Agreement, the First Amendment, the Canadian Security Agreements, the Pledge Agreements, the Disbursement Letter, the Guarantees, the Guaranty Reaffirmation and Consents, the Lockbox Agreements, any Mortgages hereafter delivered by Borrower to Foothill, the Suretyship Agreement, any note or notes executed by Borrower and payable to Foothill, and any other agreement entered into, now or in the future, in connection with this Agreement.

                     "MAXIMUM AMOUNT" means, subject to adjustment as hereinafter set forth, $30,000,000. From time to time after the Closing Date, subject to the prior or concurrent payment of any applicable fee provided for in SECTION 2.8(c), Borrower may elect to increase the Maximum Amount, on one or more occasions, in increments of $1,000,000 or an integral multiple thereof, to an amount not to exceed $35,000,000, such increases to become effective, in each instance, prospectively, subject to payment of any applicable fee as aforesaid, on the date specified in a written notice of such election received by Foothill from Borrower,

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       which specified date shall not be less than 3 Business Days after the date on which Foothill receives such notice.

                     "MAXIMUM FOOTHILL AMOUNT" means that portion of the Maximum Amount for which Foothill shall be responsible, exclusive of any participations with Participants, which amount is $20,000,000.

                     d. The initial clause of SECTION 2.1(a) hereby is amended and restated in its entirety as follows:

              2.1 REVOLVING ADVANCES. (a) Subject to the terms and conditions of this Agreement, Foothill agrees to make advances ("Advances") to Borrower in an amount at any one time outstanding not to exceed the LEAST of (i) the Maximum Amount, (ii) the Maximum Foothill Amount PLUS the Syndicated Amount, and (iii) the Borrowing Base PLUS the then applicable Permitted Overadvance Amount. For purposes of this Agreement, "Borrowing Base", as of any date of determination, shall mean the sum of:

                     e. SECTION 2.2 hereby is amended and restated in its entirety as follows:

              2.2 OVERADVANCES OR OVERLINE AMOUNTS. If, at any time or for any reason, the amount of Obligations owed by Borrower to Foothill pursuant to SECTION 2.1 is greater than either the dollar or percentage limitations set forth in SECTION 2.1 less (without duplication) any applicable reserves (any such excess, an "Overadvance") by an amount greater than the then applicable Permitted Overadvance Amount, immediately shall cause such Overadvance to be eliminated, either by paying to Foothill, in cash, the amount of such excess to be used by Foothill to repay Advances outstanding under SECTION 2.1, or by causing the Borrowing Base to be recomputed, in all respects in accordance with the terms and provisions of this Agreement, in such fashion as to create sufficient Availability to eliminate such Overadvance.

                     f.     The following new SECTION 2.8(g) is added to the
Agreement:

                            (f) OVERADVANCE FEE. On the first day of each month with respect to which the Permitted Overadvance Amount on any day during the immediately preceding month was greater than zero, an overadvance fee (in addition to any interest or other amounts otherwise payable under the Loan Documents) in the dollar amount equal to the sum of the following two components:

                            (i)    a daily fee for each day during the
              immediately preceding month that the Permitted Overadvance Amount was greater than

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              zero dollars, equal to (a) 1.0% TIMES the applicable Permitted
              Overadvance Amount on such day DIVIDED BY (b) 30; PLUS

                            (ii)   a daily fee for each day during the
              immediately preceding month that an Overadvance of greater than 10% of the applicable Permitted Overadvance Amount on such day, equal to (a) 2.0% TIMES the applicable Permitted Overadvance Amount on such day DIVIDED BY (b) 30; otherwise, zero dollars.

              2. CONSENT TO INCORPORATION OF REQUESTED OVERADVANCE IN THE OBLIGATIONS. Foothill hereby agrees and consents to the incorporation of all amounts outstanding under the Requested Overadvance as an Obligation under the Agreement as amended by this Amendment.

              3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

              4. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following, on or before the First Amendment Closing Deadline, unless waived or deferred by Foothill in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment:

                     a. Foothill shall have received a fee payable in connection with the extension of the Requested Overadvance from October 17, 1997 through October 31, 1997 in the amount of $315,000.00.

                     b. Foothill shall have received a Line Increase Fee payable in connection with the increase in the Maximum Amount as provided for in the Agreement in the amount of $18,194.44.

                     c. Each of the Guarantors shall have executed and delivered a Guaranty Reaffirmation and Consent in form and substance satisfactory to Foothill;

                     d. Foothill shall have received the consent of each of its Participants in the secured credit facilities extended to Borrower under the Agreement to

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the Line Increase and to the incorporation of the principal outstanding under the Requested Overadvance as Outstandings under the Agreement as amended hereby;

                     e. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                     f. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                     g. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower or Foothill; and

                     h. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

              5. FURTHER ASSURANCES. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time fully to consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

              6.     MISCELLANEOUS.

                     a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                     b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                     c. As used in this Amendment, "First Amendment Closing Deadline" means January 20, 1998.

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                     d.     This Amendment shall be governed by and construed in
accordance with the laws of the State of California.

                     e. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.


                     [Remainder of page left intentionally blank]


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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                          COMMUNICATION TELESYSTEMS
                                          INTERNATIONAL dba WORLDxCHANGE
                                          COMMUNICATIONS,
                                          a California corporation


                                          By /s/ Edward S. Soren
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          WXL COMMUNICATIONS, LTD.,
                                          a Canadian corporation


                                          By /s/ Edward S. Soren
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          CTS TELCOM, INC.,
                                          a Florida corporation


                                          By /s/ Edward S. Soren
                                             -------------------------------
                                          Title:
                                                ----------------------------


                                          FOOTHILL CAPITAL CORPORATION,
                                          a California corporation


                                          By /s/ Kurt R. Marsden
                                             -------------------------------
                                          Title: Vice President
                                                 ---------------------------

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